                                                Exhibit 99.1

ERNST & YOUNG               Ernst & Young LLP     Phone.:(412) 644-7800
                            One Oxford Centre     www.ey.com
                            Pittsburgh, Pennsylvania  15219


         Report of Independent Auditors on Agreements With
                State Street Bank and Trust Company

   Audit Committee
   The PNC Financial Services Group, Inc.

   We have audited, in accordance with auditing standards generally accepted in the United States, the consolidated balance sheet of The PNC Financial Services Group, Inc. and subsidiaries (including PNC Mortgage Securities Corp. (PNCMSC)) as of December 31, 2000, and the related consolidated statements of income, shareholders' equity, and cash flows for the year then ended, and have issued our report thereon dated January 31, 2001.

   In connection with our audit of the consolidated financial statements referred to above, nothing came to our attention that caused us to believe that PNCMSC failed to comply with the terms, covenants, provisions, or conditions of the sections of the agreements between PNCMSC and State Street Bank and Trust Company (State Street Bank), as listed for each series of certificates described in the accompanying schedule (Schedule
   I), insofar as they relate to accounting matters. However, our audit of the consolidated financial statements was not directed primarily toward obtaining knowledge of noncompliance.

   In connection with our audit of the consolidated financial statements referred to above, nothing came to our attention that caused us to believe that PNCMSC failed to comply with the terms, covenants, provisions, or conditions of the sections of the agreement between Pamex Mortgage Trust 1999-A (Issuer), PNCMSC (Master Servicer), Pamex Funding, Inc. (Depositor), and State Street Bank (Indenture Trustee) as listed for the certificate described in the accompanying schedule (Schedule
   II), insofar as they relate to accounting matters. However, our audit of the consolidated financial statements was not directed primarily toward obtaining knowledge of noncompliance.

   This report is intended solely for use by the audit committee, management, and State Street Bank, and should not be used for any other purpose. However, this report may become a matter of public record as a result of being included as an exhibit to certain Form 10-Ks filed with the Securities and Exchange Commission on behalf of the trusts that are established in connection with the series of certificates listed on the accompanying schedule.

                                        /s/Ernst & Young LLP
   January 31, 2001

                            Schedule I
                    Schedule of Agreements With
                State Street Bank and Trust Company
Description                                                  Sections
----------------------------------------------------------------------

POOLING AND SERVICING AGREEMENT, $107,435,372.77, Sears 3.02, 3.03, Mortgage Securities Corporation, COFI Mortgage Pass-Through 3.04, 3.05, Certificates, Series 1991-H, Cut-Off Date: July 1, 1991 3.11, 3.12,
                                                            3.13

POOLING AND SERVICING AGREEMENT, $252,233,481.96            3.02, 3.03,
(Approximate), Sears Mortgage Securities Corporation,       3.04, 3.05,
COFI Mortgage Pass-Through Certificates, Series 1991-I      3.11, 3.12,
(Certificate Trust Fund), Mortgage Trust Pass-Through       3.13
Certificates, Series 1991-I (Mortgage Trust Fund),
Cut- Off Date: August 1, 1991

POOLING AND     SERVICING AGREEMENT,     $297,626,106       3.02, 3.03,
(Approximate), Sears Mortgage Securities Corporation,       3.04, 3.05,
LIBOR Mortgage Pass-Though Certificates, Series 1991-J      3.11, 3.12,
(Certificate Trust Fund), Mortgage Trust Pass-Through       3.13
Certificates, Series 1991 -J (Mortgage Trust Fund),
Cut-Off Date: August 1, 1991

POOLING AND SERVICING AGREEMENT, $127,859,031.91            3.02, 3.03,
(Approximate), Sears Mortgage Securities Corporation,       3.04, 3.05,
LIBOR Mortgage Pass-Through Certificates, Series 1991-K     3.11, 3.12,
(Certificate Trust Fund), Intermediate Trust Pass-Though    3.13
Certificates, Series 1991-K (Intermediate  Trust Fund),
Mortgage Trust Pass-Through Certificates, Series 1991-K
(Mortgage Trust Fund), Cut-Off Date: September 1, 1991

POOLING AND SERVICING AGREEMENT, $229,731,871.46, Sears     3.02, 3.03,
Mortgage Securities Corporation, LIBOR Mortgage Pass-       3.04, 3.05,
Through Certificates, Series 1991-M, Cut-Off Date:          3.11, 3.12,
November 1, 1991                                            3.13

POOLING AND SERVICING AGREEMENT, $148,599,249.98, Sears 3.02, 3.03, Mortgage Securities Corporation, Adjustable-Rate Mortgage 3.04, 3.05, Pass-Through Certificates, Series 1992-8, Cut-Off Date: 3.11, 3.12,
May 1, 1992                                                 3.13

                            Schedule I
                    Schedule of Agreements With
                State Street Bank and Trust Company

Description                                                  Sections
-----------------------------------------------------------------------

POOLING AND SERVICING AGREEMENT, $113,854,367.50, Sears 3.02, 3.03, Mortgage Securities Corporation, Adjustable-Rate Mortgage 3.04, 3.05, Pass-Through Certificates, Series 1992-12, Cut-Off Date: 3.11, 3.12,
July 1, 1992                                                3.13

POOLING AND SERVICING AGREEMENT, $112,907,447.57, Sears 3.02, 3.03, Mortgage Securities Corporation, Adjustable-Rate Mortgage 3.04, 3.05, Pass-Through Certificates, Series 1992-18, Cut-Off Date: 3.11, 3.12,
September 1, 1992                                           3.13

POOLING AND SERVICING AGREEMENT, $95,240,927.23, Sears 3.02, 3.03, Mortgage Securities Corporation, Mortgage Pass-Through 3.04, 3.05, Certificates, Series 1992-20 (Certificate Trust), Mortgage 3.11, 3.12,
Trust Pass-Through Certificates, Series 1992-20 (Mortgage   3.13
Trust), Cut-Off Date: November 1, 1992

POOLING AND SERVICING AGREEMENT, $154,459,134.29, Sears 3.02, 3.03, Mortgage Securities Corporation, Adjustable-Rate Mortgage 3.04, 3.05, Pass-Through Certificates, Series 1992-21, Cut-Off Date: 3.11, 3.12,
December 1, 1992                                            3.13

POOLING AND SERVICING AGREEMENT, $155,483,857.34, Sears 3.02, 3.03, Mortgage Securities Corporation, Adjustable-Rate Mortgage 3.04, 3.05, Pass-Through Certificates, Series 1992 PR-1, Cut-Off Date: 3.11, 3.12,
November 1, 1992                                            3.13

POOLING AND SERVICING AGREEMENT, $153,608,000.00, Sears 3.02, 3.03, Mortgage Securities Corporation, Mortgage Pass-Through 3.04, 3.05, Certificates, Series 1993-5, Cut-Off Date: May 1, 1993 3.11, 3.12,
                                                            3.13

POOLING AND SERVICING AGREEMENT, $329,894,608.04, PNC       3.02, 3.03,
Mortgage Securities Corporation, Mortgage Pass-Through 3.04, 3.05, Certificates, Series 1996-1, Cut-Off Date: May 1, 1996 3.11, 3.12,
                                                            3.13

                            Schedule I
                    Schedule of Agreements With
                State Street Bank and Trust Company
Description                                           Sections

POOLING AND SERVICING AGREEMENT, Dated as of October 1, 3.02, 3.03, 1998, Series 1998-1, Mortgage Pass-Through Certificates, 3.04, 3.05,
Cut-Off Date: October 1, 1998                               3.11, 3.12,
                                                            3.13

POOLING AND SERVICING AGREEMENT, $781,765,822.75, PNC       3.02, 3.03,
Mortgage Securities Corp., Mortgage Pass-Through            3.04, 3.05,
Certificates, Series 1998-7, Cut-Off Date: August 1,        3.11, 3.12,
1998                                                        3.13

POOLING AND SERVICING AGREEMENT, $701,661,871, PNC          3.02, 3.03,
Mortgage Securities Corp., Mortgage Pass-Through Certifi-   3.04, 3.05,
cates, Series 1998-8, Cut-Off Date: September 1, 1998       3.11, 3.12,
                                                            3.13

POOLING AND SERVICING AGREEMENT, $460,206,255.66, PNC       3.02, 3.03,
Mortgage Securities Corp., Mortgage Pass-Through Certifi-   3.04, 3.05,
cates, Series 1998-9, Cut-Off Date: September 1, 1998       3.11, 3.12,
                                                            3.13

POOLING AND SERVICING AGREEMENT, $1,688,837,275, PNC        3.02, 3.03,
Mortgage Securities Corp., Mortgage Pass-Through Certifi-   3.04, 3.05,
cates, Series 1998-10, Cut-Off Date: October 1, 1998        3.11, 3.12,
                                                            3.13

POOLING AND SERVICING AGREEMENT, $750,084,532.16, PNC       3.02, 3.03,
Mortgage Securities Corp., Mortgage Pass-Through Certifi-   3.04, 3.05,
cates, Series 1998-l1, Cut-Off Date: October 1, 1998        3.11, 3.12,
                                                            3.13

POOLING AND SERVICING AGREEMENT, $1,492,672,082.38, PNC 3.02, 3.03, Mortgage Securities Corp., Mortgage Pass-Through Certifi- 3.04, 3.05,
cates, Series 1999-1, Cut-Off Date: January 1, 1999         3.11, 3.12,
                                                            3.13

                            Schedule I
                    Schedule of Agreements With
                State Street Bank and Trust Company

Description                                                Sections
---------------------------------------------------------------------

POOLING AND SERVICING AGREEMENT, $1,146,693,168.34, PNC 3.02, 3.03, Mortgage Securities Corp., Mortgage Pass-Through Certifi- 3.04, 3.05,
cates, Series 1999-2, Cut-Off Date: February 1, 1999        3.11, 3.12,
                                                            3.13

POOLING AND SERVICING AGREEMENT, $997,982,427.62, PNC       3.02, 3.03,
Mortgage Securities Corp., Mortgage Pass-Through Certifi-   3.04, 3.05,
cates, Series 1999-3, Cut-Off Date: March 1, 1999           3.11, 3.12,
                                                            3.13

POOLING AND SERVICING AGREEMENT, $990,819,514, PNC          3.02, 3.03,
Mortgage Securities Corp., Mortgage Pass-Through Certifi-   3.04, 3.05,
cates, Series 1999-4, Cut-Off Date: April 1, 1999           3.11, 3.12,
                                                            3.13

POOLING AND SERVICING AGREEMENT, $1,083,142,111.37, PNC 3.02, 3.03, Mortgage Securities Corp., Mortgage Pass-Through Certifi- 3.04, 3.05,
cates, Series 1999-5, Cut-Off Date: May 1, 1999             3.11, 3.12,
                                                            3.13

POOLING AND SERVICING AGREEMENT, $268,748,626.90, PNC       3.02, 3.03,
Mortgage Securities Corp., Mortgage Pass-Through Certifi-   3.04, 3.05,
cates, Series 1999-6, Cut-Off Date: June 1, 1999            3.11, 3.12,
                                                            3.13

POOLING AND SERVICING AGREEMENT, $904,347,651.68, PNC       3.02, 3.03,
Mortgage Securities Corp., Mortgage Pass-Through Certifi-   3.04, 3.05,
cates, Series 1999-8, Cut-Off Date: July 1, 1999            3.11, 3.12,
                                                            3.13

POOLING AND SERVICING AGREEMENT, $1,019,557,577.36, PNC 3.02, 3.03, Mortgage Securities Corp., Mortgage Pass-Through Certifi- 3.04, 3.05,
cates, Series 1999-9, Cut-Off Date: August 1, 1999          3.11, 3.12,
                                                            3.13

                            Schedule I
                    Schedule of Agreements With
                State Street Bank and Trust Company

Description                                                 Sections
------------------------------------------------------------------------

POOLING AND SERVICING AGREEMENT, $431,192,332.91, PNC      3.02, 3.03,
Mortgage Securities Corp., Mortgage Pass-Through           3.04, 3.05,
Certificates, Series 1999-10, Cut-Off Date: September      3.11, 3.12,
1, 1999                                                    3.13

POOLING AND SERVICING AGREEMENT, $565,604,472.99, PNC 3.02, 3.03, Mortgage Securities Corp., Mortgage Pass-Through Certifi- 3.04, 3.05,
cates, Series 1999-11, Cut-Off Date: October 1, 1999       3.11, 3.12,
                                                           3.13

POOLING AND SERVICING AGREEMENT, $381,850,942.21, PNC 3.02, 3.03, Mortgage Securities Corp., Mortgage Pass-Through Certifi- 3.04, 3.05, cates, Series 1999-12, Cut-Off Date: December 1, 1999 3.11, 3.12,
                                                           3.13

POOLING AND SERVICING AGREEMENT, $413,613,518.61, PNC 3.02, 3.03, Mortgage Securities Corp., Mortgage Pass-Though Certifi- 3.04, 3.05,
cates, Series 2000-1, Cut-Off Date: January 1, 2000        3.11, 3.12,
                                                           3.13

POOLING AND SERVICING AGREEMENT, $300,871,340.99, PNC 3.02, 3.03, Mortgage Securities Corp., Mortgage Pass-Through Certifi- 3.04, 3.05,
cates, Series 2000-2, Cut-Off Date: March 1, 2000          3.11, 3.12,
                                                           3.13

POOLING AND SERVICING AGREEMENT, $325,568,430.21, PNC 3.02, 3.03, Mortgage Securities Corp., Mortgage Pass-Through Certifi- 3.04, 3.05,
cates, Series 2000-3, Cut-Off Date: April 1, 2000          3.11, 3.12,
                                                           3.13

POOLING AND SERVICING AGREEMENT, $605,735,525.53, PNC 3.02, 3.03, Mortgage Securities Corp., Mortgage Pass-Through Certifi- 3.04, 3.05,
cates, Series 2000-4, Cut-Off Date: May 1,2000             3.11, 3.12,
                                                           3.13

                            Schedule I
                    Schedule of Agreements With
                State Street Bank and Trust Company

Description                                                 Sections
-------------------------------------------------------------------------

POOLING AND SERVICING AGREEMENT, $379,514,761.24, PNC 3.02, 3.03, Mortgage Securities Corp., Mortgage Pass-Through Certifi- 3.04, 3.05,
cates, Series 2000-5, Cut-Off Date: July 1, 2000           3.11, 3.12,
                                                           3.13

POOLING AND SERVICING AGREEMENT, $203,628,267.87, PNC 3.02, 3.03, Mortgage Securities Corp., Mortgage Pass-Through Certifi- 3.04, 3.05, cates, Series 2000-6, Cut-Off Date: September 1, 2000 3.11, 3.12,
                                                           3.13

POOLING AND SERVICING AGREEMENT, $163,723,488.01, PNC 3.02, 3.03, Mortgage Securities Corp., Mortgage Pass-Through Certifi- 3.04, 3.05, cates, Series 2000-7, Cut-Off Date: September 1, 2000 3.11, 3.12,
                                                           3.13

POOLING AND SERVICING AGREEMENT, $578,742,178.10, PNC 3.02, 3.03, Mortgage Securities Corp., Mortgage Pass-Through Certifi- 3.04, 3.05,
cates, Series 2000-8, Cut-Off Date: November 1, 2000       3.11, 3.12,
                                                           3.13

POOLING AND SERVICING AGREEMENT, $258,835,943.00, PNC 3.02, 3.03, Mortgage Securities Corp., Mortgage Pass-Through Certifi- 3.04, 3.05,
cates, Series 2000-9, Cut-Off Date: December 1, 2000       3.11, 3.12,
                                                           3.13

PARTICIPATION AND SERVICING AGREEMENT, Dated as of             (a)
February 1, 1996, Series 1996 PA-3, Mortgage Participation
Certificates, Closing Date: February 29, 1996, Cut-Off Date:
February 1, 1996

PARTICIPATION AND SERVICING AGREEMENT, Dated as of             (a)
February 1, 1996, Series 1996 PA-4, Mortgage Participation
Certificates

PARTICIPATION AND SERVICING AGREEMENT, Dated as of April       (a)
1, 1996, Series 1996 PA-7, Mortgage Participation Certificates,
Closing Date: April 15, 1996, Cut-Off Date: April 1, 1996

                            Schedule I
                    Schedule of Agreements With
                State Street Bank and Trust Company

Description                                                 Sections
------------------------------------------------------------------------

PARTICIPATION AND SERVICING AGREEMENT, Dated as of June       (a)
1, 1996, Series 1996 PA-8, Mortgage Participation Certificates,
Closing Date:  June 28, 1996, Cut-Off Date: June 1, 1996

(a) Servicing in compliance with the terms of this agreement.

                            Schedule II
                    Schedule of Agreement With
                State Street Bank and Trust Company

Description                                                   Sections
-----------------------------------------------------------------------

TRANSFER AND SERVICING AGREEMENT, Dated as of July 1, 1999,     (a)
Pamex Mortgage Trust 1999-A Mortgage Backed Notes, Series 1999-A between sections of the agreement between Pamex Mortgage Trust 1999-A (Issuer), PNCMSC (Master Servicer), Pamex Funding, Inc. (Depositor), and State Street Bank (Indenture Trustee)

(a) Servicing in compliance with the terms of this agreement.





























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